Supplement dated October 15, 2013 to the Prospectus dated May 1, 2013, for the variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2013, as supplemented. Please retain it for future reference.

On November 1, 2013, the following Investment Options will be available:

AMERICAN FUNDS INSURANCE SERIES®	INVESTMENT GOAL	MANAGER
American Funds IS Global Growth FundSM Class 4	Provide you with long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS International Growth and Income FundSM Class 4	Provide you with long-term growth of capital while providing current income.	Capital Research and Management Company
American Funds IS Managed Risk Asset Allocation FundSM Class P2 (formerly called Protected Asset Allocation Fund)	Provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Capital Research and Management Company
American Funds IS New World Fund® Class 4	Long-term capital appreciation.	Capital Research and Management Company
American Funds IS U.S. Government/AAA-Rated Securities FundSM Class 4	Provide a high level of current income consistent with preservation of capital.	Capital Research and Management Company

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER
Fidelity VIP Strategic Income Service Class 2	Seeks high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research Co., Inc.

For more information on the new Fund portfolios, including a discussion of the investment techniques, charges and expenses, and risks associated with each portfolio’s investments, see the applicable Fund prospectus. You can obtain an applicable Fund prospectus by contacting your financial advisor or online at www.PacificLife.com.

In addition to the transfer restrictions and limitations outlined in the prospectus, Transfers and Market-timing Restrictions pertaining to the new Fund portfolios referenced above are as follows:

Only 2 transfers into or out of each American Funds (American Funds IS Global Growth Fund, American Funds IS International Growth and Income Fund, American Funds IS New World Fund, American Funds IS Managed Risk Asset Allocation Fund, American Funds IS U.S. Government/AAA-Rated Securities Fund) Investment Option may occur in any calendar month.

The Investment Advisers subsection under the YOUR INVESTMENT OPTIONS section is amended to include the following:

Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

The following portfolio has been added as an allowable Investment Option under the Investment Allocation Requirements subsection in the OPTIONAL LIVING BENEFIT RIDERS section:

American Funds IS Managed Risk Asset Allocation Fund

The second paragraph of the Service Arrangements subsection under the ADDITIONAL INFORMATION section is amended to include the following:

American Fund Insurance Series pays us for each American Fund Insurance Series Funds (Class 4 and Class P2) held by our separate accounts.

The term Fund under the TERMS USED IN THIS PROSPECTUS section is amended to include the following:

American Funds Insurance Series

Subadviser Changes for Pacific Select Fund

The subadviser for the Floating Rate Loan Portfolio is Boston Management and Research, doing business as Eaton Vance Investment Management. The subadviser for the Currency Strategies Portfolio is UBS Global Asset Management (Americas) Inc. and Macro Currency Group. The subadviser for the Mid-Cap Growth Portfolio is Ivy Investment Management Company.

For more information on the subadviser changes, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.htm.

The Same Sex Spouses subsection in FEDERAL TAX ISSUES is deleted in its entirety.

Form No. VASUP1013